SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 7, 2012 (February 2, 2012)

Transgenomic, Inc.

(Exact Name of registrant as specified in its charter)

DELAWARE	000-30975	91-1789357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12325 Emmet Street, Omaha, Nebraska	68164
(Address of Principal Executive Offices)	(Zip Code)

(402) 452-5400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2012, Transgenomic, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional and other accredited investors (the “Investors”) pursuant to which the Company: (i) sold to the Investors an aggregate of 19,000,000 shares of the Company’s Common Stock at a price per share of $1.00 (the “Common Shares”) for aggregate gross proceeds of approximately $19,000,000; and (ii) issued to the Investors warrants (the “Warrants”) to purchase up to an aggregate of 9,500,000 shares of Common Stock with an exercise price of $1.25 per share (collectively, the “Offering”). The Warrants may be exercised, in whole or in part, at any time from February 7, 2012 until February 7, 2017 and contain both cash and “cashless exercise” features. The Warrants also impose penalties on the Company for failure to deliver the shares of Common Stock issuable upon exercise. The Company currently intends to use the net proceeds from the Offering for general corporate and working capital purposes, primarily to accelerate development of several of the company’s key initiatives.

As part of the Offering, in connection with the conversion of certain convertible promissory notes in the aggregate amount of $3,000,000 (the “Convertible Notes”) issued by the Company on December 29, 2011 to Third Security Senior Staff 2008 LLC, a Virginia limited liability company, Third Security Staff 2010 LLC, a Virginia limited liability company, and Third Security Incentive 2010 LLC, a Virginia limited liability company (collectively, the “Third Security Entities”), the Third Security Entities received an aggregate of 3,000,000 Common Shares (the “Third Security Common Shares”) and Warrants to purchase up to 1,500,000 shares of Common Stock (the “Third Security Warrants”) upon the same terms as the Investors.

In connection with the Offering, the Company also entered into a registration rights agreement with the Investors and the Third Security Entities (the “Registration Rights Agreement”). The Registration Rights Agreement requires that the Company file a registration statement (the “Initial Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within forty-five (45) days of the closing date of the Offering (the “Filing Date”) for the resale by the Investors and the Third Security Entities of all of the Common Shares, the shares of Common Stock issuable upon exercise of the Warrants, the Third Security Common Shares, the shares of Common Stock issuable upon exercise of the Third Security Warrants and all shares of Common Stock issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect thereto (the “Registrable Securities”). The Initial Registration Statement must be declared effective by the SEC within ninety (90) days of the closing date of the Offering (the “Effectiveness Date”) subject to certain adjustments. Upon the occurrence of certain events (each an “Event”), including, but not limited to, that the Initial Registration Statement is not filed prior to the Filing Date, the Company will be required to pay liquidated damages to each of the Investors and the Third Security Entities upon the date of the Event and then monthly thereafter until the earlier of: (i) the Event is cured, or (ii) the registrable shares are eligible for resale under Rule 144 without manner of sale or volume limitations. In no event shall the aggregate amount of liquidated damages payable to each of the Investors and Third Security Entities exceed in the aggregate 10% of the aggregate purchase price paid by such Investor or Third Security Entity for the Registrable Securities.

Craig-Hallum Capital Group LLC (the “Placement Agent”) served as the sole placement agent for the Offering. In consideration for services rendered as the Placement Agent in the Offering, the Company agreed to (i) pay to the Placement Agent cash commissions equal to $1,330,000, or 7.0% of the gross proceeds received in the Offering, (ii) issue to the Placement Agent a five-year warrant to purchase up to 380,000 shares of the Company’s Common Stock (representing 2% of the Common Shares sold in the Offering) with an exercise price of $1.25 per share and other terms that are the same as the terms of the Warrants and the Third Security Warrants issued in connection with the Offering (the “Agent Warrants”); and (iii) reimburse the Placement Agent for reasonable out-of-pocket expenses, including fees paid to the placement agent’s legal counsel, incurred in connection with the Offering, which reimbursable expenses shall not exceed $125,000. In addition, the Company will also pay the Placement Agent the cash fee and warrants, determined in accordance with the percentages set forth above, if, during a 12-month period commencing January 2, 2012, the Company signs a definitive agreement or letter of intent or other evidence of commitment which subsequently results in an offering of the securities of the Company being consummated. The calculation of the Placement Agent’s fees did not include the Third Security Common Shares and Third Security Warrants issued to the Third Security Entities in connection with the conversion of the convertible promissory notes described above.

The foregoing descriptions of the Purchase Agreement, Warrants, the Third Security Warrants and Registration Rights Agreement do not purport to be complete and are qualified in their entireties by reference to the full text of the Purchase Agreement, form of Third Security Warrant, form of Warrant and Registration Rights Agreement, which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the Offering described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated into this Item 3.02 by reference, on February 2, 2012, the Company offered and sold the Common Shares, Warrants, Third Security Common Shares and Third Security Warrants to “accredited investors” as such term is defined in the Securities Act and in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act of 1933, as amended (the “Securities Act”) and corresponding provisions of state securities laws. Accordingly, the securities to be issued in this Offering have not been registered under the Securities Act, and until registered, these securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Securities Purchase Agreement entered into by and among the Company and the Investors dated February 2, 2012.

10.2	Form of Warrant issued by the Company to the Third Security Entities on February 7, 2012.

10.3	Form of Warrant issued by the Company to the Investors on February 7, 2012.

10.4	Form of Registration Rights Agreement entered into by and among the Company, the Third Security Entities and the Investors dated February 2, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGENOMIC, INC.

Date: February 7, 2012.	By:	/s/ Brett L. Frevert
Brett L. Frevert
Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

10.1	Securities Purchase Agreement entered into by and among the Company and the Investors dated February 2, 2012.

10.2	Form of Warrant issued by the Company to the Third Security Entities on February 7, 2012.

10.3	Form of Warrant issued by the Company to the Investors on February 7, 2012.

10.4	Form of Registration Rights Agreement entered into by and among the Company, the Third Security Entities and the Investors dated February 2, 2012.

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